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                                                                    EXHIBIT 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

     I, William Rozakis, Chief Financial Officer of Implantable Vision, Inc. (the "Registrant"), do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-QSB for the quarterly period ended January 31, 2007 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                        By: /s/ William Rozakis
                                            ------------------------------------
                                        Name: William Rozakis
                                        Title: Chief Financial Officer

March 16, 2007

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A signed original of this written statement required by Section 906 of the
Sarbanes-Oxley Act of 2002 has been provided to Implantable Vision, Inc. and will be retained by Implantable Vision, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.